UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event report): March 11, 2016

EVERTEC, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building Road 176, Kilometer 1.3 San Juan, Puerto Rico		00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As disclosed in EVERTEC Inc.’s (the “Company”) Form 12b-25 (the “Form 12b-25”) filed with the Securities and Exchange Commission on February 29, 2016, the Company was unable to timely file its 2015 Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) without unreasonable effort and expense as it needed additional time to evaluate an accounting position with respect to its net operating loss and related deferred tax asset. The Company now believes it will be unable to file its 2015 Form 10-K within the allowed fifteen day extension period ending March 15, 2016 afforded by the Form 12b-25 filing.

The Company is reevaluating the accounting in prior years’ financial statements for a net operating loss tax deduction taken in 2012 relating to certain 2010 expenditures that resulted in the recognition of a deferred tax asset of approximately $13 million. Due to the complexity of this matter, the Company is seeking additional advice and therefore needs more time to arrive at its conclusion. The Company is diligently working to complete this analysis and will file the 2015 Form 10-K as soon as practicable.

Forward-Looking Statements

Certain statements in this report on Form 8-K constitute “forward-looking statements” within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements of EVERTEC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by, or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” and “plans” and similar expressions of future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Particular risks and uncertainties include, among others, the failure of the Company to complete the analysis described above and file its 2015 Form 10-K in a timely manner and the potential resolution of the tax and related accounting position in a manner adversely affecting the Company’s financial results. Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in the reports the Company files with the SEC from time to time, in connection with considering any forward-looking statements that may be made by the Company and its businesses generally. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: March 11, 2016	By:	/s/ Peter J.S. Smith
	Name:	Peter J.S. Smith
	Title:	Chief Financial Officer

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